                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2005

                          Amcast Industrial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Ohio                                   001-9967              31-0258080
--------------------------------------------------------------------------------
(State or other jurisdiction of           (Commission           (IRS Employer
incorporation)                            File Number)       Identification No.)

7887 Washington Village Drive, Dayton, Ohio                            33418
--------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip code)

                                 (937) 291-7000
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                 Not applicable
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

On April 28, 2005, Amcast Industrial Corporation ("Amcast"), together with its affiliated debtor entities (collectively, with Amcast, the "Debtors"), filed a Disclosure Statement (the "Disclosure Statement") for use in the solicitation of votes on their First Amended Joint Plan of Reorganization (the "Plan") with the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court"). A copy of the Disclosure Statement and the Plan are attached hereto as Exhibits 2.1 and 2.2, respectively.

The Plan provides (among other things) that all equity interests in Amcast and the other Debtors (other than Amcast's equity interests in the other Debtors), including, without limitation, Amcast common stock and any warrants, option rights, conversion rights, rights of first refusal, causes of action, or other rights (contractual or otherwise) to acquire or receive any stock or other equity ownership interests in Amcast or any of the other Debtors, and any contracts, subscriptions, commitments, or agreements pursuant to which a party was or could have been entitled to receive shares, securities, or other ownership interests in Amcast or any of the other Debtors, will be cancelled as of the effective date of the Plan. The holders of such interests will not receive or retain any property under the Plan on account of such interests and will receive no distribution under the Plan. The holders of such interests are, therefore, deemed to have rejected the Plan and are not entitled to vote on the Plan.

With the Disclosure Statement, Amcast filed the following appendices with the Bankruptcy Court: (1) the Plan (filed herewith as Exhibit 2.2, as described above), (2) Pro Forma Financial Projections (filed herewith as Exhibit 99.1, as described below), (3) Pre-Petition Corporate Structure, (4) Historical Financial Information, (5) Liquidation Analysis (filed herewith as Exhibit 99.2, as described below), and (6) Litigation Rights. Amcast will, upon request, provide copies to the Securities and Exchange Commission of any appendix to the Disclosure Statement not filed herewith.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors' books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective if and when it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 28, 2005, Amcast disclosed limited pro forma financial information in the projections (the "Projections") and in the liquidation analysis (the "Liquidation Analysis") filed with the Bankruptcy Court as appendices to the Disclosure Statement. A copy of the Projections and the Liquidation Analysis are attached hereto as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including the Exhibits hereto) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities of that Section, nor shall it be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report that is disclosed pursuant to Regulation FD.

            Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K and the Exhibits hereto include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Amcast's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, products and services, competitive positions, growth opportunities, plans, and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions, are forward-looking statements. These statements reflect Amcast's reasonable judgments with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those in the Exhibits. Such risks and uncertainties include, but are not limited to, (a) the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Debtors' relevant constituents or otherwise successfully reorganize, (b) Debtors' customer's willingness, need, and financial ability to purchase products manufactured by the Debtors, (c) the ability to obtain exit financing at market rates, (d) the ability to lower overhead and infrastructure costs, and
(e) the ability to access sources of merchandise on commercially reasonable terms, including imported goods. Other factors such as changes in (i) tax laws, consumer credit, and bankruptcy trends, (ii) recessionary or expansive trends in the Debtors' markets, (iii) inflation rates, and (iv) applicable regulations and laws, each of which may affect the Debtors' ability to do business in their respective markets, may also impact the outcome of future events. Statements in this Current Report on Form 8-K and the Exhibits hereto should be evaluated in light of these and other important factors.

The Projections reflect numerous assumptions made in good faith by management of Amcast, including assumptions with respect to general business, economic, and market and financial conditions, including effective tax rates and interest rates and the anticipated amount of borrowings, all of which are difficult to predict and many of which are beyond Amcast's control. Accordingly, there can be no assurance that the assumptions made in preparing the Projections will prove accurate. There will be differences between actual and projected results, and actual results may be materially greater or less than those contained in the Projections. Amcast believes that the Projections were reasonable when made. However, in no way does Amcast hereby undertake to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the Projections are shown to be in error.

The Projections also contain information different from that required in Amcast's financial statements and reports pursuant to the Exchange Act, and that information might not be indicative of Amcast's financial condition or operating results that would be reflected in Amcast's financial statements or reports pursuant to the Exchange Act. Results set forth in the Projections should not be viewed as indicative of future results, and the Projections should not be used for investment purposes. The Projections were not prepared with a view to compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts, have not been audited or reviewed by independent accountants, and may be subject to future reconciliation and adjustments. Amcast's independent registered public accounting firm and its financial advisors do not express an opinion on or any other form of assurance with respect to the Projections and assume no responsibility for the Projections.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

2.1 Disclosure Statement with Respect to First Amended Chapter 11 Plan of Reorganization for Amcast Industrial Corporation, et al., dated April 28, 2005.

2.2 First Amended Chapter 11 Joint Plan of Reorganization for Amcast Industrial Corporation, et al., dated April 28, 2005.

99.1  Financial Projections for Amcast Industrial Corporation, et al.

99.2  Liquidation Analysis for Amcast Industrial Corporation, et al.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Amcast Industrial Corporation

Date: May 9, 2005               By /s/ Jeffrey A. McWilliams
                                  ---------------------------
                                       Vice President, Administration and
                                       Secretary